UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2014, at the 2014 Annual Meeting of Shareholders of Discover Financial Services (the “Company”), the Company’s shareholders approved the Company’s Amended and Restated 2014 Omnibus Incentive Plan (the “2014 Omnibus Incentive Plan” or the “Plan”). The Plan: (i) extends the term of the Company’s Amended and Restated 2007 Omnibus Incentive Plan for an additional ten years, (ii) renames the 2007 Omnibus Incentive Plan as the 2014 Omnibus Incentive Plan, and (iii) clarifies certain provisions, including that the prohibition on option and stock appreciation right (“SAR”) repricing prohibits the cancellation of underwater options or SARs in exchange for a cash payment. The approval allows the Company to continue to grant cash and equity awards consistent with its compensation program. A detailed summary of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2014. The description of the Plan herein and the summary of the Plan in the proxy statement are qualified in their entirety by reference to the full text of the Plan, which is attached to the proxy statement and referenced in Exhibit 10.1 hereto. The Plan is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2014, the Board of Directors (the “Board”) of the Company approved amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective May 7, 2014.

Section 2.07(a)(ii) of the Bylaws was amended to expand the disclosure stockholders must provide, under the Company’s advance notice bylaw, when making director nominations and/or proposals of other business to be brought before an annual meeting of stockholders, to include, among other things, any information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for stockholder proposals pursuant to Section 14 of the Securities and Exchange Act of 1934; and also to provide that information disclosed by a stockholder proponent or beneficial owner on whose behalf a director nomination or proposal is made under clauses (a)(ii)(C)(2), (3) and (4) of Section 2.07 of the Bylaws must be supplemented by any such stockholder or beneficial owner not later than ten days after the record date for such annual meeting to disclose such information as of the record date.

Section 3.05 of the Bylaws was amended to clarify that a notice of a special meeting of the Board that is communicated to directors personally or by telephone pursuant to such bylaw provision is subject to the requirements set forth in Section 8.01 of the Bylaws.

Section 3.09(a) of the Bylaws was amended to provide that the Company will have a standing risk oversight committee.

Section 6.07(a) of the Bylaws was amended to provide that, at the conclusion of a proceeding (as defined therein), the Board shall act promptly to determine whether indemnification under such bylaw provision is proper in the circumstances and, if indemnification is appropriate, the Board shall use reasonable efforts to ensure that any indemnification payments are promptly paid.

Section 6.07(b) of the Bylaws was amended to clarify that any repeal, modification or amendment of, or adoption of any provision inconsistent with, any bylaw provision relating to indemnification or advancement of expenses will not adversely affect any right or protection of any person under such bylaw provision (i) existing at the time of such repeal, modification, amendment or adoption or (ii) arising out of, related to or with respect to any event, act or omission that occurred prior to the time of such repeal, modification, amendment or adoption, regardless, in the case of either clause (i) or (ii), of when any related proceeding (as defined in Section 6.07(a) of the Bylaws) or part thereof arises or is threatened, commenced or completed.

Section 8.01 of the Bylaws was amended to clarify that the first sentence of such bylaw provision is subject to Section 6.07(b) of the Bylaws.

The Amendments also include certain conforming amendments to several provisions of the Bylaws.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s 2014 Annual Meeting of Shareholders on May 7, 2014, the Company’s shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal, (ii) approved the advisory vote on named executive officer compensation, (iii) approved the Company’s Amended and Restated 2014 Omnibus Incentive Plan and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014.

The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: Election of Directors.

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non- Votes
Jeffrey S. Aronin	353,479,062	3,791,198	769,215	40,555,584
Mary K. Bush	348,692,480	8,445,669	901,765	40,555,584
Gregory C. Case	353,501,252	3,719,648	819,013	40,555,584
Candace H. Duncan	355,019,008	2,246,943	773,945	40,555,584
Cynthia A. Glassman	355,100,135	2,163,682	776,096	40,555,584
Richard H. Lenny	353,637,925	3,623,934	778,055	40,555,584
Thomas G. Maheras	355,085,584	2,157,177	796,857	40,555,584
Michael H. Moskow	354,790,375	2,471,957	777,581	40,555,584
David W. Nelms	344,938,629	10,627,551	2,473,733	40,555,584
Mark A. Thierer	353,540,988	3,717,087	781,543	40,555,584
Lawrence A. Weinbach	349,696,088	7,560,695	783,130	40,555,584

Proposal 2: Advisory vote to approve named executive officer compensation.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
333,040,856	22,661,474	2,337,583	40,555,584

Proposal 3: Approval of the amendment and restatement of the Company’s Omnibus Incentive Plan.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
337,899,802	18,724,665	1,415,396	40,555,584

Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
396,228,255	1,332,000	1,034,919	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Discover Financial Services, as amended and restated on May 7, 2014.

10.1	Discover Financial Services Omnibus Incentive Plan (filed as an attachment to Discover Financial Services’ Proxy Statement on Schedule 14A filed on March 19, 2014 and incorporated herein by reference thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: May 12, 2014	By:	/s/ D. Christopher Greene
		Name:	D. Christopher Greene
		Title:	Vice President, Deputy General Counsel and Assistant Secretary